EXHIBIT 10.8
CONFIRMATION OF ADVANCE

Institution:	ABC Bank	Advance Number:	XXXXX
	11301 Airport Blvd	Settlement Date:	MM/DD/YYYY
	Denver, CO 12345-6789	Maturity Date:	MM/DD/YYYY
Customer ID:	XXXX
The Federal Home Loan Bank of Topeka (FHLBank) hereby issues an advance on behalf of the above institution.
Terms of the advance shall be:

Advance Type:	Regular Fixed Amortized
Amount:	$XXX,XXX.00
Principal:	Principal payments according to the attached schedule
Rate:	X.XXX% — Interest payable monthly and at maturity
(Interest accrued on an Actual/Actual day basis.)
Prepayment Fee: The prepayment fee is the present value (discounted at the reference rate and determined by FHLBank in its discretion) of the difference between (a) the scheduled interest payments to be paid on the advance through remaining maturity and (b) the interest payments which would be collected on the advance through remaining maturity if it bore interest at the reference rate. The reference rate is the internal rate of return which equates the principal balance of the advance with the future cash flows which would be due on the advance if each unpaid principal payment bore interest, payable monthly, at the effective yield of a Federal Home Loan Bank obligation having the closest remaining maturity and coupon to such principal payment. If the reference rate is greater than the rate on the advance, no fee is charged.
Other: Past-due principal and interest will be charged interest at 3.00% per annum in excess of the line of credit interest rate.

Lending Officer
April X, 20XX
CONFIRMATORY APPLICATION AND ACKNOWLEDGMENT
The undersigned hereby confirms that it has applied for the Advance referred to above, and that it has accepted and unconditionally agrees to repay such Advance upon the terms and conditions stated above and in the Advance, Pledge and Security Agreement between the parties and FHLBank’s Member Products Policy as amended from time to time.

Date:	By:

		(Signature)	(Title)
(Please return one signed copy of FHLBank within (5) business days)